FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Nonoperating Income (Expense) [Abstract]
Bank charges	$ (226)	$ (168)	$ (113)
Income related to hedging activity	748	2,085	3,294
Exchange rate loss	(1,122)	(2,082)	(1,452)
Total income (expenses)	(600)	(165)	1,729
Interest income	847	242	415
Total financial income, net	$ 247	$ 77	$ 2,144